                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                February 8, 1996
             ------------------------------------------------------

                           MACC Private Equities Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware               0-24412         42-1421406
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       (State or other jurisdiction   (Commission     (IRS Employer
            of incorporation)         File Number)  Identification No.)


         Suite 800, 101 Second Street, S.E., Cedar Rapids, Iowa  52401
         -------------------------------------------------------------
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                 (319) 363-8249
             ------------------------------------------------------


                                 Not Applicable
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)





                                  Page 1 of 6
                        Exhibit Index appears on page 4.





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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events

    The Registrant is filing this Current Report on Form 8-K with respect to a change in its primary trading market. The Registrant began public trading on the Nasdaq SmallCap Market on March 2, 1995. On February 8, 1996, the Registrant's Application for Initial Listing on the Nasdaq National Market was approved, and as of February 13, 1996, the Registrant's common stock will cease to be quoted on the Nasdaq SmallCap Market and the Registrant's primary trading market will become the Nasdaq National Market. The Registrant's trading symbol will remain "MACC." The Registrant disclosed this information to the national media on February 9, 1996, via a written press release (the "Press Release"). The Press Release is incorporated herein by reference to Exhibit (99)(i) -- Press Release.

Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         Not applicable.

    (c)  Exhibits.

         (99)(i)   Additional Exhibit -- Press Release

         No other exhibits are applicable.

         [Remainder of page intentionally left blank.]





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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MACC Private Equities Inc.



Date: February 9, 1996                      By: /s/ Robert A. Comey
      ----------------                         --------------------
                                               Robert A. Comey,
                                               Executive Vice President


5443A





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                                 EXHIBIT INDEX


Exhibit                                                                  Page
-------                                                                  ----
(99)(i)       Additional Exhibit -- Press Release                          5


No other exhibits are applicable.





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